UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report:  December 2, 2002
      (Date of Earliest Event Reported:  December 2, 2002)

                  EL PASO ENERGY PARTNERS, L.P.
     (Exact name of Registrant as specified in its charter)

     Delaware             1-11680           76-00396023
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)

                        4 Greenway Plaza
                      Houston, Texas 77046
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (832) 676-2600

Item 5.  Other Events
         ------------

El Paso Energy Partners, L.P. announced that it has completed its acquisition of the San Juan assets from El Paso Corporation. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

       c)   Exhibits.

          Exhibit Number                 Description
          --------------                 -----------

              99.1            Press Release dated December 2, 2002


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO ENERGY PARTNERS, L.P.

                              By:  El Paso Energy Partners Company
                                   Its General Partner

                                   By: /s/ D. Mark Leland
                                      -------------------------
                                           D. Mark Leland
                                    Senior Vice President and
                                            Controller
                                 (Principal Accounting Officer)


Date:  December 2, 2002

                          EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------
   99.1               Press Release dated December 2, 2002.